UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C., 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of Earliest Event Reported):  March 22, 2007

ENSCO International Incorporated

(Exact Name of Registrant as Specified in its Charter)

Commission File Number:  1-8097

Delaware (State or Other Jurisdiction of Incorporation of Organization)	76-0232579 (I.R.S. Employer Identification No.)

500 North Akard Street

Suite 4300

Dallas, TX 75201-3331

(Address of Principal Executive Offices, Including Zip Code)

214-397-3000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former name or former address, if changes since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

INFORMATION TO BE INCLUDED IN THE REPORT

Item 7.01 Regulation FD Disclosure

Item 9.01 Financial Statements and Exhibits

SIGNATURE

EXHIBIT INDEX

Item 7.01  Regulation FD Disclosure

ENSCO International Incorporated will participate in a Deepwater and Newbuild Rig Symposium in conjunction with other companies engaged in oilfield equipment manufacturing, rig building and steel supply.  The symposium will be held at the Shangri-La Hotel - Singapore, 22 Orange Grove Road, Singapore 258350, commencing at 8:30 a.m. local (Singapore) time on Friday, March 23, 2007.  The audience will include investors and research analysts.

The visual aids to be utilized in the ENSCO International Incorporated presentation are attached as Exhibit 99.1 and also are available on the ENSCO website homepage under “Presentations and Webcasts” at www.enscous.com.

Item 9.01  Financial Statements and Exhibits

(d)

Exhibits

Exhibit No.	Description
99.1	Visual aids utilized in the ENSCO International Incorporated presentation at a Deepwater and Newbuild Rig Symposium on March 23, 2007.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENSCO International Incorporated

Date:  March 22, 2007

/s/ Cary A. Moomjian, Jr.

Cary A. Moomjian, Jr.

Vice President, General Counsel and Secretary

Exhibit No.

Description

99.1	Visual aids utilized in the ENSCO International Incorporated presentation at a Deepwater and Newbuild Rig Symposium on March 23, 2007.